EXHIBIT  31.1

                                  CERTIFICATION

I, David Bensol, Chief Executive Officer of Critical Home Care, Inc., certify that:

1. I have reviewed this Periodic Report on Form 10-QSB of Critical Home Care, Inc.;

2. Based on my knowledge, this Periodic Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Periodic Report;

3. Based on my knowledge, the financial statements, and other financial information included in this Periodic Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the period presented in this Periodic Report;

4. The registrants other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have:

          i. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period which this report is being prepared;

          ii. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

          iii. Evaluated the effectiveness of the registrants disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the period covered by this report based on such evaluation and

          iv. Disclosed in this report any changes in the registrants internal control over financial reporting that occurred during the registrants most recent fiscal quarter that has materially affected, or is reasonable likely to materially affect, the registrants internal control over financial reporting; and

5. The registrants other certifying officer and I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrants auditors and the audit committee of the registrants board of directors (or persons performing the equivalent functions):

          i. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrants ability to record financial information; and

          ii. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.



Dated: August 19, 2003                                  /s/David S. Bensol
                                                        -----------------------
                                                        David S. Bensol
                                                        Chief Executive Officer